   As filed with the Securities and Exchange Commission on September 21, 2001
                           Registration No. 333-69162

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          Pre-Effective Amendment No. 1
                                       to
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             CONSTELLATION 3D, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                          13-4064492
---------------------------------                    ---------------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporated or organization)                          Identification Number)


                                850 Third Avenue
                                   14th Floor
                            New York, New York 10022
                                 (212) 308-3572
                 -----------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              Craig Weiner, Esquire
                          Michael L. Goldberg, Esquire
                             Constellation 3D, Inc.
                                850 Third Avenue
                                   14th Floor
                            New York, New York 10022
                                 (212) 308-3572
                 -----------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

================================================================================

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

EXPLANATORY NOTE: This Amendment is being filed for the sole purpose of removing the reference to Blank Rome Comisky & McCauley LLP and it's attorneys set forth on the facing page at the Registration Statement. Such law firm does not represent the Registrant in connection with the Registration Statement and the inclusion of its name was inadvertent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, as of September 21, 2001.

                             CONSTELLATION 3D, INC.

                             By: /s/                  *
                                 -----------------------------------------------
                                 Name:   Eugene Levich
                                 Title:  President, Chief Executive Officer, and
                                         Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons as of September 21, 2001 in the capacities and on the date indicated.

                             By: /s/                  *
                                 -----------------------------------------------
                                 Name:   Leonardo Berezowsky
                                 Title:  Senior Vice President of Finance, Chief
                                         Financial Officer (principal financial
                                         and accounting officer), and Director


                             By:                      *
                                 -----------------------------------------------
                                 Name:   Michael Goldberg
                                 Title:  Director


                             By:                      *
                                 -----------------------------------------------
                                 Name:   Lev Zaidenberg
                                 Title:  Director


                             By:                      *
                                 -----------------------------------------------
                                 Name:   Stuart N. Garawitz
                                 Title:  Director


                             By:                      *
                                 -----------------------------------------------
                                 Name:   Joseph Shefet
                                 Title:  Director


                             By: /s/  Craig Weiner    *
                                 -----------------------------------------------
                                 Name:   Craig Weiner
                                 Title:  Attorney-in-fact